UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

ALPHA MODUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40775	86-3386030
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20311 Chartwell Center Dr., #1469

Cornelius, NC 28031

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 252-5050

____

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMOD	The Nasdaq Stock Market, LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AMODW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On June 3, 2026, Alpha Modus Holdings, Inc. (the “Company”), filed a Certificate of Amendment to Certificate of Incorporation with the State of Delaware to effect a 1-for-40 reverse stock split of the Company’s issued and outstanding shares of Class A common stock (the “Reverse Stock Split”).

Reason for the Reverse Stock Split

The Reverse Stock Split is being effected solely to enable the Company to expeditiously restore compliance with the continued listing standards of the Nasdaq Stock Market (the “Nasdaq”) and Nasdaq’s $1.00 minimum bid price requirements.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split is expected to become effective and be reflected with the Nasdaq and in the marketplace at the open of business on June 15, 2026 (the “Effective Date”), whereupon the shares of Class A common stock of the Company are expected to begin trading on a split-adjusted basis. In connection with the Reverse Stock Split, the Company’s shares of Class A common stock will continue to trade on the Nasdaq under the symbol “AMOD” but will trade under a new CUSIP Number, 020952206.

Split Adjustment; No Fractional Shares. The total number of shares of the Company’s Class A common stock held by each shareholder will be converted automatically into the number of whole shares of Class A common stock equal to (i) the number of issued and outstanding shares of Class A common stock held by such shareholder immediately prior to the Reverse Stock Split, divided by (ii) 40.

No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split Class A common stock to a shareholder who otherwise would have received a fractional share as a result of the Reverse Stock Split (with rounding up for beneficial shareholders at the Depository Trust Company on a participant basis).

Non-Certificated Shares; Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting shareholder.

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, NY 10004-1561

Please contact Continental Stock Transfer & Trust Company for further information, related costs and procedures before sending any certificates.

State Filing. The Reverse Stock Split was effected by the Company filing a Certificate of Amendment to Certificate of Incorporation (the “Certificate”) with the Secretary of State of the State of Delaware, which was processed by the State of Delaware on June 3, 2026. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Stockholder Approval. As disclosed in the Schedule 14C of the Company filed on May 26, 2026, on May 15, 2026, holders of a majority of the outstanding voting stock of the Company approved the Reverse Stock Split.

Capitalization. Prior to the filing of the Certificate on June 3, 2026, the Company was authorized to issue 200,000,000 shares of Class A common stock, and approximately 55,296,375 shares of Class A common stock were issued and outstanding. As a result of the Reverse Stock Split, the Company will still be authorized to issue 200,000,000 shares of Class A common stock (the Company’s authorized shares of Class A common stock will not be affected by the Reverse Stock Split), and there would be approximately 1,382,410 shares of common stock expected to be outstanding on a pro forma basis (subject to adjustment due to the effect of rounding fractional shares into whole shares, and assuming that 55,296,375 shares of Class A common stock were outstanding immediately prior to the Reverse Stock Split). The Reverse Stock Split will not have any effect on the stated par value of the Class A common stock.

The Reverse Stock Split does not affect the Company’s other classes of stock, including Class B common stock or preferred stock. After the Reverse Stock Split, the Company’s authorized Class B common stock and preferred stock, and the issued and outstanding number of shares of preferred stock (no shares of Class B common stock are issued or outstanding) will remain unchanged. Additionally, the Reverse Stock Split will not affect the par value of the Class B common stock or preferred stock.

Each common shareholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Class A common stock will be substantially unaffected by the Reverse Stock Split.

All options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split (to the extent they do not provide otherwise) will be appropriately adjusted by dividing the number of shares of Class A common stock into which the options, warrants and convertible securities are exercisable or convertible by 40 and multiplying the exercise or conversion price thereof by 40, as a result of the Reverse Stock Split.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Item 3.03 above, which information is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation filed June 3, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA MODUS HOLDINGS, INC.

Date: June 8, 2026	By:	/s/ William Alessi
	Name:	William Alessi
	Title:	President and Chief Executive Officer